Exhibit 99.2

Supplemental Financial Information
September 30, 2012
(Unaudited)

          This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2012. All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

          Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT, Inc’s (AmREIT) expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that AmREIT’s expectations will be realized.

Corporate Profile:

          We are a full service, vertically integrated and self-administered REIT that owns, operates, acquires and selectively develops and redevelops primarily neighborhood and community shopping centers located in high-traffic, densely populated, affluent areas with high barriers to entry. We seek to own properties in major cities in the United States that contain submarkets with characteristics comparable to our existing markets. Our shopping centers are often anchored by strong national and local retailers, including supermarket chains, drug stores and other necessity-based retailers. Our remaining tenants consist primarily of specialty retailers and local restaurants. We have elected to be taxed as a REIT for federal income tax purposes.

          Our investment focus is predominantly concentrated in the affluent, high-growth submarkets of Houston, Dallas, San Antonio, Austin and Atlanta (collectively our Core Markets), which represent five of the top population and job growth markets in the United States. We believe these metropolitan areas are compelling real estate markets given their favorable demographics, robust job growth and large and diverse economies. The primary economic drivers in these markets are transport and utilities (including energy), government (including defense), education and healthcare, professional and business services, and leisure and hospitality. We intend to continue to acquire additional properties within these Core Markets. Our targeted properties will include premier retail frontage locations in high-traffic, highly populated, affluent areas with high barriers to entry.

          As of September 30, 2012, our portfolio consisted of 29 wholly-owned properties with approximately 1.2 million square feet of GLA, which were 96.8% leased with a weighted average remaining lease term of 5.3 years. Our neighborhood and community shopping centers accounted for 90.9% of our annualized base rent as of September 30, 2012, with our single-tenant retail properties accounting for the remaining 9.1% of our annualized base rent. In addition to our portfolio, we control and manage an additional 17 properties with approximately 2.2 million square feet through our Advised Funds with an undepreciated book value of $452 million as of September 30, 2012

Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas 77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com

AmREIT, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands except share data)

	September 30, 2012	December 31, 2011
	(unaudited)
ASSETS
Real estate investments at cost:
Land	$138,404	$138,404
Buildings	172,699	172,146
Tenant improvements	16,136	14,483
	327,239	325,033
Less accumulated depreciation and amortization	(38,068)	(33,865)
	289,171	291,168

Acquired lease intangibles, net	8,437	10,139
Investments in Advised Funds	8,062	8,322
Net real estate investments	305,670	309,629

Cash and cash equivalents	12,324	1,050
Tenant and accounts receivable, net	4,222	4,340
Accounts receivable - related party, net	1,054	645
Notes receivable, net	2,634	3,412
Notes receivable - related party, net	7,391	6,513
Deferred costs, net	3,449	2,887
Other assets	2,726	2,134
TOTAL ASSETS	$339,470	$330,610

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes payable	$161,995	$201,658
Accounts payable and other liabilities	7,689	8,007
Acquired below-market lease intangibles, net	1,800	2,021
TOTAL LIABILITIES	171,484	211,686

Stockholders’ equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, none issued	—	—
Class A common stock, $0.01 par value, 100,000,000 shares authorized, 11,657,563 and 11,598,959 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively	117	116
Class B common stock, $0.01 par value, 900,000,000 shares authorized, 4,465,725 and 0 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively	45	—
Capital in excess of par value	245,184	192,005
Accumulated distributions in excess of earnings	(77,360)	(73,197)
TOTAL STOCKHOLDERS’ EQUITY	167,986	118,924
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$339,470	$330,610

See Notes to Consolidated Financial Statements.

AmREIT, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands except per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011

Revenues:
Rental income from operating leases	$9,070	$8,814	$26,975	$24,110
Advisory services income - related party	957	818	2,973	2,931
Lease termination fee income	—	—	—	109
Total revenues	10,027	9,632	29,948	27,150

Expenses:
General and administrative	1,764	1,485	4,806	4,195
Property expense	2,380	2,236	6,792	5,913
Legal and professional	227	266	677	788
Real estate commissions	129	106	268	292
Acquisition costs	—	107	—	222
Depreciation and amortization	2,216	2,122	6,563	6,071
Impairment recovery - notes receivable	(214)	—	(443)	—
Total expenses	6,502	6,322	18,663	17,481

Operating income	3,525	3,310	11,285	9,669

Other income (expense):
Interest and other income	125	126	362	383
Interest and other income - related party	236	123	393	184
Loss from Advised Funds	(26)	(74)	(128)	(324)
State income taxes	(74)	(134)	(194)	(188)
Interest expense	(2,763)	(2,648)	(7,992)	(7,266)

Income from continuing operations	1,023	703	3,726	2,458

Income (loss) from discontinued operations, net of taxes	—	(2)	—	145
Gain on sale of real estate acquired for resale, net of taxes	—	417	—	417
Income from discontinued operations	—	415	—	562

Net income	$1,023	$1,118	$3,726	$3,020

Net income per share of common stock - basic and diluted
Income before discontinued operations	$0.07	$0.06	$0.29	$0.21
Income from discontinued operations	$—	$0.04	$—	$0.05
Net income	$0.07	$0.10	$0.29	$0.26

Weighted average shares of common stock used to compute net income per share, basic and diluted	14,051	11,393	12,294	11,381

Distributions per share of common stock	$0.20	$0.20	$0.60	$0.60

See Notes to Consolidated Financial Statements.

Summary of Operating Results:
(in thousands except per share data)

Funds from operations (“FFO”)(1)	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Net income(2)	$1,023	$1,118	$3,726	$3,020
Add:

Depreciation of real estate assets - from operations	2,204	2,106	6,523	6,012
Depreciation of real estate assets - from discontinued operations	—	—	—	13
Depreciation of real estate assets for nonconsolidated affiliates	153	152	466	458
Total FFO available to stockholders	$3,380	$3,376	$10,715	$9,503

Weighted average shares outstanding(3)	14,491	11,600	12,591	11,598
Total FFO per share	$0.23	$0.29	$0.85	$0.82

Dividend payout ratio
Regular dividends declared	$3,225	$2,320	$7,889	$6,958
Dividend payout ratio as a percentage of FFO	95.4%	68.7%	73.6%	73.2%

Adjusted funds from operations (“AFFO”)
Total FFO available to stockholders	$3,380	$3,376	$10,715	$9,503
Add:
Depreciation of non-real estate assets	12	16	40	59
Amortization of deferred financing costs	450	178	640	431
Stock-based compensation	268	134	556	405
Acquisition costs	—	107	—	222
Less:
Straight-line rent and above/below market rent	(96)	(107)	(272)	80
Bad debt recoveries related to straight-line rent	—	(38)	(97)	(205)
Maintenance capital expenditures	(77)	(9)	(107)	(9)
Impairment recoveries - notes receivable	(214)	—	(443)	—
Gain on sale of real estate acquired for resale	—	(417)	—	(417)
Total AFFO available to stockholders	$3,723	$3,240	$11,032	$10,069

Summary of capital expenditures
Non-maintenance capital expenditures
Tenant improvements	$212	$248	$2,011	$996
Leasing commissions	212	163	564	397
Building improvements	74	68	479	186
Maintenance capital expenditures	77	9	107	9
Total capital expenditures	$575	$488	$3,161	$1,588

(1)

FFO is a supplemental measure of real estate companies’ operating performances. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of property and impairment charges on properties held for investment, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT recommends that extraordinary items not be considered in arriving at FFO. In October 2011, NAREIT clarified its definition of FFO to exclude impairment charges on real estate held for investment when the SEC stated it would no longer prohibit their exclusion. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

(2)	Net income for the three and nine months ended September 30, 2011, includes acquisition costs of $107 and $222, respectively, incurred in connection with the acquisition of operating properties.

(3)

Weighted average shares outstanding reflects the weighted average of all shares of common stock outstanding during the period including our non-vested shares. Weighted average shares of common stock outstanding used to compute net income per share under GAAP pursuant to the “two class method” includes only vested shares of common stock. Our reconciliation of weighted average shares used to compute net income per share, basic and diluted, on our consolidated statements of operations to weighted average shares used to compute FFO per share above is as follows:

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Weighted average shares used to compute net income per share, basic and diluted	14,051	11,393	12,294	11,381
Weighted average shares of restricted common stock oustanding	440	207	297	207
Weighted average shares used to compute FFO per share	14,491	11,600	12,591	11,588

Same Store Property Analysis:

Comparison of the three months ended September 30, 2012, to the three months ended September 30, 2011

          Below are the results of operations for the three months ended September 30, 2012 and 2011 (in thousands, except for per share amounts, percentages and number of properties). In the comparative tables presented below, increases in revenues/income or decreases in expenses (favorable variances) are shown without parentheses while decreases in revenues/income or increases in expenses (unfavorable variances) are shown with parentheses. For purposes of comparing our results of operations for the periods presented below, all of our properties in the “same store” reporting group were owned since July 1, 2011.

	Three months ended September 30,
	2012	2011	Change $	Change %
Same store properties (27 properties)
Rental income (1)	$6,283	$6,107	$176	2.9%
Recovery income (1)	2,117	2,124	(7)	(0.3)%
Percentage rent (1)	102	105	(3)	(2.9)%
Less:
Property expenses	2,248	2,181	(67)	(3.1)%
Same store net operating income	6,254	6,155	99	1.6%

Non-same store properties (2 properties)
Rental income (1)	369	279	90	32.3%
Recovery income (1)	103	92	11	12.0%
Less:
Property expenses	132	93	(39)	(41.9)%
Non-same store net operating income	340	278	62	22.3%
Total net operating income	6,594	6,433	161	2.5%

Other revenues (see further detail below):	1,414	1,174	240	20.4%

Less other expenses (see further detail below):	6,985	6,904	(81)	(1.2)%

Income (loss) from continuing operations	1,023	703	320	45.5%
Income from discontinued operations	—	415	(415)	(100.0)%
Net income	$1,023	$1,118	$(95)	(8.5)%

Other data
Funds from operations	$3,380	$3,376	$4	0.1%
Number of properties at end of period	29	29	n/a	*
Percent leased at end of period(2)	96.8%	93.0%	n/a	3.8%
Distributions per share	$0.20	$0.20	$—	*

(1)

Rental income from operating leases is comprised of rental income, recovery income and percentage rent from same store properties, rental income and recovery income from non-same store properties and amortization of straight-line rents and above/below market rents. For the three months ended September 30, 2012 and 2011, rental income from operating leases was $9,070 and $8,814, respectively.

(2)	Percent leased is calculated as (i) GLA under commenced leases as of September 30, 2012, divided by (ii) total GLA, expressed as a percentage.

*	Percentage change not shown as there is no prior year amount, or such amount is immaterial, and the percentage change is not meaningful.

Other Revenues

	Three months ended September 30,
	2012	2011	Change $	Change %
Amortization of straight-line rents and above/below market rents(1)	$96	$107	$(11)	10.3%
Advisory services income - related party:
Real estate fee income - related party	738	534	204	38.2%
Asset management fee income - related party	155	231	(76)	(32.9)%
Construction management fee income - related party	64	53	11	20.8%
Total advisory services income - related party	957	818	139	17.0%
Interest and other income	125	126	(1)	(0.8)%
Interest and other income - related party	236	123	113	91.9%
Total other revenues	$1,414	$1,174	$240	20.4%

(1)	Included in rental income from operating leases as presented on our consolidated statements of operations.

Other Expenses

	Three months ended September 30,
	2012	2011	Change $	Change %
Straight-line bad debt recoveries(1)	$—	$(38)	$(38)	(100.0)%
General and administrative	1,764	1,485	(279)	(18.8)%
Legal and professional	227	266	39	14.7%
Real estate commissions	129	106	(23)	(21.7)%
Acquisition costs	—	107	107	100.0%
Depreciation and amortization	2,216	2,122	(94)	(4.4)%
Impairment recovery - notes receivable	(214)	—	214	*
Loss from Advised Funds	26	74	48	64.9%
State income taxes	74	134	60	44.8%
Interest expense(2)	2,763	2,648	(115)	(4.3)%
Total other expenses	$6,985	$6,904	$(81)	(1.2)%

(1)	Included in property expense on our consolidated statements of operations.

(2)

Includes $368 of unamortized loan acquisition fees written off during the three months ended September 30, 2012, in connection with the repayment of loans using proceeds from our 2012 IPO and refinance of our Uptown Plaza Dallas debt.

*	Percentage change not shown as there is no prior year amount, or such amount is immaterial, and the percentage change is not meaningful.

Comparison of the nine months ended September 30, 2012, to the nine months ended September 30, 2011

          Below are the results of operations for the nine months ended September 30, 2012 and 2011 (in thousands, except for per share amounts, percentages and number of properties). In the comparative tables presented below, increases in revenues/income or decreases in expenses (favorable variances) are shown without parentheses while decreases in revenues/income or increases in expenses (unfavorable variances) are shown with parentheses. For purposes of comparing our results of operations for the periods presented below, all of our properties in the “same store” reporting group were owned since January 1, 2011.

	Nine months ended September 30,
	2012	2011	Change $	Change %
Same store properties (25 properties)
Rental income (1)	$17,190	$16,652	$538	3.2%
Recovery income (1)	5,707	5,306	401	7.6%
Percentage rent (1)	134	95	39	41.1%
Less:
Property expenses	6,011	5,561	(450)	(8.1)%
Same store net operating income	17,020	16,492	528	3.2%
Non-same store properties (4 properties)
Rental income (1)	2,837	1,564	1,273	81.4%
Recovery income (1)	835	573	262	45.7%
Less:
Property expenses	878	557	(321)	(57.6)%
Non-same store net operating income	2,794	1,580	1,214	76.8%
Total net operating income	19,814	18,072	1,742	9.6%
Other revenues (see further detail below):	4,000	3,527	473	13.4%
Less other expenses (see further detail below):	20,088	19,141	(947)	(4.9)%
Income (loss) from continuing operations	3,726	2,458	1,268	51.6%
Income from discontinued operations	—	562	(562)	(100.0)%
Net income	$3,726	$3,020	$706	23.4%

Other data
Funds from operations	$10,715	$9,503	$1,212	12.8%
Number of properties at end of period	29	29	n/a	*
Percent leased at end of period(2)	96.8%	93.0%	n/a	3.8%
Distributions per share	$0.60	$0.60	$—	*

(1)

Rental income from operating leases is comprised of rental income, recovery income and percentage rent from same store properties, rental income and recovery income from non-same store properties and amortization of straight-line rents and above/below market rents. For the nine months ended September 30, 2012 and 2011, rental income from operating leases was $26,975 and $24,110, respectively.

(2)	Percent leased is calculated as (i) GLA under commenced leases as of September 30, 2012, divided by (ii) total GLA, expressed as a percentage.

*	Percentage change not shown as there is no prior year amount, or such amount is immaterial, and the percentage change is not meaningful.

Other Revenues

	Nine months ended September 30,
	2012	2011	Change $	Change %
Amortization of straight-line rents and above/below market rents(1)	$272	$(80)	$352	*
Advisory services income - related party:
Real estate fee income - related party	2,330	1,917	413	21.5%
Asset management fee income - related party	466	833	(367)	(44.1)%
Construction management fee income - related party	177	181	(4)	(2.2)%
Total advisory services income - related party	2,973	2,931	42	1.4%
Lease termination fee income	—	109	(109)	(100.0)%
Interest and other income	362	383	(21)	(5.5)%
Interest and other income - related party	393	184	209	113.6%
Total other revenues	$4,000	$3,527	$473	13.4%

(1)	Included in rental income from operating leases as presented on our consolidated statements of operations.

*	Percentage change not shown as there is no prior year amount, or such amount is immaterial, and the percentage change is not meaningful.

Other Expenses

	Nine months ended September 30,
	2012	2011	Change $	Change %
Straight-line bad debt recoveries(1)	$(97)	$(205)	$(108)	(52.7	) %
General and administrative	4,806	4,195	(611)	(14.6	) %
Legal and professional	677	788	111	14.1%
Real estate commissions	268	292	24	8.2%
Acquisition costs	—	222	222	100.0%
Depreciation and amortization	6,563	6,071	(492)	(8.1	) %
Impairment recovery - notes receivable	(443)	—	443	*
Loss from Advised Funds	128	324	196	60.5%
State income taxes	194	188	(6)	(3.2	) %
Interest expense(2)	7,992	7,266	(726)	(10.0)%
Total other expenses	$20,088	$19,141	$(947)	(4.9)%

(1)	Included in property expense on our consolidated statements of operations.

(2)

Includes $368 of unamortized loan acquisition fees written off during the nine months ended September 30, 2012, in connection with the repayment of loans using proceeds from our 2012 IPO and refinance of our Uptown Plaza debt.

*	Percentage change not shown as there is no prior year amount, or such amount is immaterial, and the percentage change is not meaningful.

Advisory Services Income – Related Party (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Leasing commission income	$318	$234	$925	$873
Property management fee income	310	297	917	889
Development fee income	110	3	488	155
Asset management fee income	155	231	466	833
Construction management fee income	64	53	177	181
Advisory services income - related party	$957	$818	$2,973	$2,931
Reimbursements of administrative costs	$231	$199	$641	$555

Debt and Market Data (in thousands, except ratios):

	September 30, 2012	% of Total	December 31, 2011	% of Total
Fixed vs. variable rate debt
Variable Rate - Line of Credit	$—	0.0%	$19,345	9.6%
Fixed Rate - Mortgage Loans	161,995	100.0%	141,373	70.1%
Variable Rate - Mortgage Loans	—	0.0%	40,940	20.3%
	$161,995	100.0%	$201,658	100.0%
Debt statistics -
EBITDA	$18,475		$22,748
Ratio of EBITDA to combined fixed charges(1)	2.18		2.08
Ratio of Debt to annualized EBITDA	6.58		8.86

(1)	Fixed charges consist of interest expense and scheduled principal payments on borrowed funds (including capitalized interest, but excluding amortization of debt premium).

Outstanding Balances and Terms:

AmREIT
Debt Information
(in thousands)

Description	Amount Outstanding 9/30/12	Interest Rate	Annual Debt Service	Maturity Date	% of total	Weighted average rate maturing
Property Mortgages:

500 Lamar	1,653	6.00%	$99	2/1/2015
Uptown Park	49,000	5.37%	2,631	6/1/2015
2015 Maturities	50,653				31.34%	5.39%

Plaza in the Park	23,250	3.45%	802	1/1/2016
Market at Lake Houston	15,675	5.75%	901	1/1/2016
Cinco Ranch	9,750	3.45%	336	1/1/2016
Southbank - Riverwalk	20,000	5.91%	1,182	6/1/2016
2016 Maturities	68,675				42.48%	4.69%

Bakery Square	2,120	8.00%	170	2/10/2017
2017 Maturities	2,120				1.31%	8.00%

Alpharetta Commons	12,283	4.54%	558	8/1/2018
2018 Maturities	12,283				7.60%	4.54%

MacArthur Pad Sites	6,634	6.17%	409	7/1/2020
2020 Maturities	6,634				4.10%	6.17%

Brookwood Village	7,302	5.40%	394	2/10/2022
Uptown Plaza - Dallas	13,981	4.25%	594	8/10/2022
2022 Maturities	21,283				13.17%	4.64%

Corporate debt:

$75.0 million Facility(1)	$—	— (1)	$—	8/1/2015	—	— (1)
Total Maturities(2)	161,648
Weighted average rate	5.00%

(1)

The $75.0 million Facility bears interest at LIBOR plus a margin of 205 basis points to 275 basis points, depending on our leverage, and carries a fee equal to 0.35% of the unused portion of the total amount available under the facility.

(2)

Total maturities above are $347 less than total debt as reported in our consolidated balance sheets as of September 30, 2012, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.

Property & Tenant Information:

Property	Property Location	Year Built / Renovated	GLA	Percent Leased(1)	Annualized Base Rent(2)		Annualized Base Rent per Leased Square Foot(3)	Average Net Effective Annualized Base Rent per Leased Square Foot(4)	Key Tenants
Neighborhood and Community Shopping Centers
Uptown Park	Houston, TX	1999/2005	169,112	94.2%	$5,431,992		$34.09	$33.46	Champps, McCormick & Schmicks (owned by Landry’s)

MacArthur Park	Dallas, TX	2000	237,351	92.7%	3,698,928		16.82	17.23	Kroger, Barnes & Noble, GAP

Plaza in the Park	Houston, TX	1999/2009	144,054	98.6%	2,810,521		19.78	19.63	Kroger
Southbank(5)	San Antonio, TX	1995	46,673	96.0%	1,574,225		35.12	39.50	Hard Rock Café
The Market at Lake Houston	Houston, TX	2000	101,799	100.0%	1,611,972		15.84	15.88	H-E-B, Five Guys
Uptown Plaza - Dallas	Dallas, TX	2006	33,840	100.0%	1,446,315		42.74	43.64	Morton’s (owned by Landry’s), Wells Fargo
Alpharetta Commons	Atlanta, GA	1997	94,544	98.7%	1,323,654		14.18	14.36	Publix
Cinco Ranch	Houston, TX	2001	97,297	100.0%	1,310,759		13.48	13.59	Kroger

Uptown Plaza - Houston	Houston, TX	2002	28,000	94.3%	1,191,850		45.15	46.35	CVS/pharmacy, The Grotto (owned by Landry’s)

Bakery Square	Houston, TX	1996	34,614	94.3%	750,536		23.00	28.08	Walgreens, Boston Market
Brookwood Village	Atlanta, GA	1941/2000	28,774	93.7%	704,997		26.14	27.16	CVS/pharmacy, Subway
Courtyard on Post Oak	Houston, TX	1994	13,597	100.0%	545,368		40.11	43.70	Verizon
Woodlands Plaza	Houston, TX	1997/2003	20,018	100.0%	460,229		22.99	22.46	FedEx Kinko’s
Terrace Shops	Houston, TX	2000	16,395	91.3%	456,682		30.50	30.19	Starbucks
Sugarland Plaza	Houston, TX	1998/2001	16,750	100.0%	402,188		24.01	23.45	Memorial Hermann
500 Lamar	Austin, TX	1998	12,795	100.0%	397,903		31.10	31.50	Title Nine Sports
Neighborhood and Community Shopping Centers Subtotal/Weighted Average			1,095,613	96.4%	$24,118,119		$22.83	$23.28

Single Tenant (Ground Leases)(6)
CVS/Pharmacy	Houston, TX	2003	13,824	100.0%	$327,167		$23.67	$23.67	CVS/pharmacy
Citibank	San Antonio, TX	2005	4,439	100.0%	160,000		36.04	36.04	Citibank
Landry’s Seafood	Houston, TX	1995	13,497	100.0%	155,677		11.53	12.18	Landry’s Seafood
T.G.I. Friday’s(7)	Hanover, MD	2003	6,802	100.0%	148,458		21.83	23.44	T.G.I. Friday’s
Bank of America	Houston, TX	1994	4,251	100.0%	129,275		30.41	28.78	Bank of America
Macaroni Grill	Houston, TX	1994	7,825	100.0%	96,000		12.27	12.05	Macaroni Grill
T.G.I. Friday’s	Houston, TX	1994	6,543	100.0%	96,000		14.67	14.41	T.G.I. Friday’s
Smokey Bones	Atlanta, GA	1998	6,867	100.0%	94,922		13.82	13.82	Smokey Bones
Single Tenant (Ground Leases) Subtotal/Weighted Average			64,048	100.0%	$1,207,499		$18.85	$19.00
Single Tenant (Fee Simple)(8)
The Container Store	Houston, TX	2011	25,019	100.0%	$425,323		$17.00	$17.91	The Container Store
T.G.I. Friday’s	Houston, TX	1982	8,500	100.0%	215,000		25.29	25.90	T.G.I. Friday’s
Golden Corral(7)	Houston, TX	1992	12,000	100.0%	210,450		17.54	17.54	Golden Corral
Golden Corral(7)	Houston, TX	1993	12,000	100.0%	208,941		17.41	17.41	Golden Corral
Sunbelt Rentals	Champaign, IL	2007	12,000	100.0%	140,000		11.67	12.72	Sunbelt Rentals
Single Tenant (Fee Simple) Subtotal/Weighted Average			69,519	100.0%	$1,199,714		$17.26	$17.84

Portfolio Total/Weighted Average			1,229,180	96.8%	$26,525,332	(1)	$22.29	$22.73

(1)	Percent leased is calculated as (i) GLA under commenced leases as of September 30, 2012, divided by (ii) total GLA, expressed as a percentage.

(2)	Annualized base rent is calculated by multiplying (i) monthly base rent as of September 30, 2012, for leases that had commenced as of such date, by (ii) 12.

(3)	Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent, by (ii) GLA under commenced leases as of September 30, 2012.

(4)

Average net effective annual base rent per leased square foot represents (i) the contractual base rent for commenced leases as of September 30, 2012, calculated on a straight line basis to amortize free rent periods, abatements and contractual rent increases, but without subtracting tenant improvement allowances and leasing commissions, divided by (ii) GLA under commenced leases as of September 30, 2012.

(5)

During 2011, we executed a five-year lease for 6,000 square feet at our Southbank property whereby the tenant will pay only percentage rent for the first year of the lease in lieu of base rent. Such percentage rent is not included in our Annualized Based Rent above. In each subsequent year, base rent will be calculated based on the total rent from the preceding year.

(6)

For single-tenant ground leases, we own and lease the land to the tenant. The tenant owns the building during the term of the lease and is responsible for all expenses relating to the property. Upon expiration or termination of the lease, ownership of the building will revert to us as owner of the land. The weighted average remaining term of our ground leases is 7.1 years.

(7)	The tenants at these properties have rights of first refusal to purchase the property.

(8)

For single-tenant fee simple properties, we own the land and the building, and the tenant is responsible for all expenses relating to the property. The weighted average remaining term of our fee simple leases is 6.5 years.

Summary of Top 25 Tenants:

Rank	Tenant Name	Year to Date Base Rent	Year to Date Annualized Base Rent as a Percentage of Portfolio Annualized Base Rent	Tenant GLA	Percentage of Total GLA
1	Kroger	$1,587,124	11.97%	207,963	16.92%
2	Landry’s Seafood House	944,339	7.12%	38,819	3.16%
3	CVS/pharmacy	916,659	6.91%	37,485	3.05%
4	H-E-B	832,302	6.28%	80,641	6.56%
5	Publix	585,702	4.42%	65,146	5.30%
6	Hard Rock Cafe	372,619	2.81%	15,752	1.28%
7	TGI Fridays	340,119	2.56%	21,845	1.78%
8	The Container Store	335,991	2.53%	25,019	2.04%
9	Champps Americana	316,752	2.39%	11,384	0.93%
10	Golden Corral	314,543	2.37%	24,000	1.95%
11	Paesanos	304,938	2.30%	8,017	0.65%
12	The County Line	283,334	2.14%	9,614	0.78%
13	Verizon Wirelss	227,587	1.72%	5,513	0.45%
14	Walgreens	223,965	1.69%	15,120	1.23%
15	Bank of America	223,762	1.69%	8,129	0.66%
16	Ninfas	213,316	1.61%	7,606	0.62%
17	Mattress Giant	205,590	1.55%	11,000	0.89%
18	River Oaks Imaging & Diagnostic, L.P.	201,375	1.52%	10,750	0.87%
19	Howl At The Moon Saloon	193,131	1.46%	7,055	0.57%
20	Tasting Room	193,128	1.46%	2,000	0.16%
21	Potbelly	188,490	1.42%	5,458	0.44%
22	Buca Di Beppo	187,344	1.41%	7,573	0.62%
23	M. Penner	176,099	1.33%	6,500	0.53%
24	Longoria Collection	169,548	1.28%	6,945	0.57%
25	Baker, Knapp and Tubbs, Inc.	150,469	1.13%	8,025	0.65%

Retail Leasing Summary for Comparable Leases(1):

	For the nine months ended September 30,	For the year ended December 31,
	2012	2011	2010	2009	2008	2007
Expirations
Number of leases	31	53	50	34	22	20
GLA	116,523	187,605	224,578	110,693	75,601	55,124
New Leases
Number of leases	4	7	11	8	4	9
GLA	11,412	14,231	17,737	15,471	7,328	13,680
Expiring annualized base rent per square foot	$27.14	$28.36	$31.07	$28.31	$23.52	$28.73
New annualized base rent per square foot	$35.70	$30.85	$31.44	$29.64	$21.70	$32.82
% Change (Cash)	31.5%	8.8%	1.2%	4.7%	-7.7%	14.2%
Renewals(2)
Number of leases	24	38	39	24	13	12
GLA	93,031	143,324	140,236	86,462	22,464	43,003
Expiring annualized base rent per square foot	$22.33	$24.92	$26.12	$25.62	$27.05	$19.88
New annualized base rent per square foot	$23.33	$25.74	$27.32	$26.85	$31.53	$22.79
% Change (Cash)	4.5%	3.3%	4.6%	4.8%	16.6%	14.6%
Combined
Number of leases	28	45	50	32	17	21
GLA	104,443	157,555	157,973	101,933	29,792	56,683
Expiring annualized base rent per square foot	$22.86	$25.23	$26.68	$26.03	$26.18	$22.02
New annualized base rent per square foot	$24.68	$26.20	$27.78	$27.27	$29.11	$25.21
% Change (Cash)	8.0%	3.8%	4.1%	4.8%	11.2%	14.5%

(1)	Comparable leases are defined as renewals or new leases for a space that was not vacant for more than 12 consecutive months prior to lease signing.

(2)	Represents existing tenants that, upon expiration of their leases, enter into new leases for the same space.

Lease Expiration Table:

Year	Number of Expriring Leases	GLA of Expiring Leases	Percent of Total GLA Expiring	ABR of Expiring Leases(1)	Percent of Total ABR Expiring	ABR Per Square Foot(2)
Vacant	—	39,041	3.2%	$—	—	$—
2012	11	37,858	3.1%	797,279	3.0%	21.06
2013	36	115,530	9.4%	2,717,096	10.2%	23.52
2014	37	98,233	7.9%	3,018,226	11.4%	30.73
2015	43	142,416	11.6%	4,126,144	15.6%	28.97
2016	41	121,236	9.9%	3,589,195	13.5%	29.61
2017	24	229,566	18.7%	4,265,398	16.1%	18.58
2018	10	29,293	2.4%	724,572	2.7%	24.74
2019	8	26,281	2.1%	734,014	2.8%	27.93
2020	6	80,985	6.6%	1,118,889	4.2%	13.82
2021	8	105,587	8.6%	1,765,878	6.7%	16.72
2022 +	15	203,154	16.5%	3,668,641	13.8%	18.06
Total / Weighted Avg	239	1,229,180		$26,525,332		$22.29

(1)	ABR for expiring leases is calculated by multiplying (i) the monthly base rent as of September 30, 2012, for leases expiring during the applicable period by (ii) 12.

(2)	ABR per square foot is calculated by dividing (i) ABR for leases expiring during the applicable period by (ii) GLA for leases expiring during the applicable period.

Lease Distribution Table:

GLA Range	Number of Expiring Leases	Percentage of Leases	Total GLA	Total Leased GLA	Percent Leased	Percentage of Leased GLA	Annualized Base Rent(1)	Percentage of ABR	ABR Per Leased Square Foot(2)

2,500 or less	138	57.8%	232,875	212,142	91.1%	17.8%	$6,380,223	24.1%	30.08
2,501 - 5,000	50	20.9%	181,064	177,897	98.3%	15.0%	5,625,735	21.2%	31.62
5,001 - 10,000	32	13.4%	247,616	232,475	93.9%	19.5%	6,113,348	23.0%	26.30
10,000 - 20,000	11	4.6%	139,988	139,988	100.0%	11.8%	3,413,670	12.9%	24.39
greater than 20,000	8	3.3%	427,637	427,637	100.0%	35.9%	4,992,356	18.8%	11.67
Total portfolio	239	100.0%	1,229,180	1,190,139	96.8%	100.0%	$26,525,332	100.0%	22.29

(1)	Annualized base rent is calculated by multiplying (i) the monthly base rent as of September 30, 2012, for leases in the applicable GLA range by (ii) 12.

(2)	ABR per leased square foot is calculated by dividing (i) ABR for leases in the applicable GLA range by (ii) total leased GLA for leases in the applicable GLA range.